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                                                                Exhibit 10.12

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of January 2, 1998, is by and between Main Street Merchant Partners II, L.P., a Delaware limited partnership ("Investor"), and Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S:

     WHEREAS, the Company has requested that Investor purchase certain Notes of the Company in connection with the purchase by IWC Services, Inc. of the issued and outstanding stock of ITS Supply Corporation.

     WHEREAS, Investor is willing to purchase certain Notes upon the terms and conditions of that certain Note Purchase Agreement dated of even date herewith (the "Note Purchase Agreement"), by and between the Company and Investor, and subject to the representations, warranties, covenants and agreements set forth herein and therein:

     WHEREAS, it is a material inducement and a precondition to the entering into of the Note Purchase Agreement by Investor that the Company enter into this Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions contained herein and of the purchase of Notes by Investor, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                              REGISTRATION RIGHTS

     Section 1.1  Requested Registration.

     (a) If, at any time, the Company shall receive from Investor a written request that the Company effect a registration under the Securities Act for the sale of at least 25% of the Registrable Securities (as defined below) held or obtainable by all of the Holders, the Company shall:

     (i) within ten (10) days after receipt of such written request, give written notice of the proposed registration to all other Holders (if any); and

     (ii) as soon as practicable use its best efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which a Holder requests to be registered and all Registrable Securities which any other Holder requests to be registered within twenty (20) days after receipt of such written notice from the Company; provided, that the Company shall
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not be obligated to file any additional registration statement pursuant to this
Section 1.1 after the Company has effected two such registrations at the request of Investor and such registrations have been declared or ordered effective.

     Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within sixty (60) days after receipt of the request or requests of a Holder and shall use its best efforts to have such registration statement promptly declared effective by the Securities Exchange Commission whether or not all Registrable Securities requested to be registered can be included. If, however, the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good-faith judgment of the Board of Directors it would be materially detrimental to the Company and its shareholders for such registration statement to be filed within such sixty-day (60-day) period and it is therefore deferring the filing of such registration statement, the Company shall have an additional period of not more than sixty (60) days after the expiration of the initial sixty-day (60-day) period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or the account of an other of its shareholders.

     (b) If a Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, such Holder shall so advise the Company as part of its request and the Company shall include such information in the written notice referred to in subsection 1.1(a)(i). The underwriter may be selected by the Holders electing to sell their Registrable Securities, subject to the reasonable approval of the Company. The right of any Holder to registration pursuant to this Section 1.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Section 1.1, if the representative of the underwriter advises the Company and the Holder(s) in writing that marketing factors require a limitation on the number of shares to be underwritten (a "Cutback"), the number of shares to be included in the underwriting or registration shall be allocated first to the Holders, without limitation, and thereafter shall be allocated among the Company and the other holders requesting inclusion in the registration pro rata on the basis of the number of shares each requesting other holder (or the Company, as the case may be) requests to be included bears to the total number of shares of all requesting other holders (and the Company) that have been requested to be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Holder(s). The securities so excluded shall also be withdrawn from registration.

     (c) If, at the time any written request for registration is received by the Company pursuant to this Section, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer

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and sale for cash of any of its securities by it or any of its security holders, or in the event that Section 1.3 hereof is applicable, then such written request shall be deemed to have been given pursuant to Section 1.2 and Section 1.3 hereof, as the case may be, rather than this Section 1.1, and the rights of the Holders covered by such written request shall be governed by Section 1.2 or
Section 1.3, as the case may be.

     Section 1.2 Piggyback Registration. If at any time or from time to time, the Company shall determine to register the sale of any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to an employee benefit plan or a registration relating solely to a transaction under Rule 145 of the Securities Act, the Company will:

               (i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

               (ii) on behalf of all entities requesting inclusion in such registration, include such securities in the offering and may condition such offer on their acceptance of any other reasonable conditions (including, without limitation, if such offering is underwritten, that such requesting holders agree in writing to enter into an underwriting agreement with usual and customary terms). If the representative of the underwriter advises the Company in writing that marketing factors require a Cutback, the number of shares to be included in the underwriting or registration shall be allocated first to the Company, and thereafter shall be allocated among the other holders requesting inclusion in the registration pro rata on the basis of the number of shares each requesting other holder requests to be included bears to the total number of shares of all requesting other holders that have been requested to be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. The securities so excluded shall also be withdrawn from registration.

     Section 1.3  Form S-2 or Form S-3.

          (a) Each Holder will have the right to request and have effected unlimited registrations of shares of its Registrable Securities on Form S-2 or Form S-3.

          (b) Upon written request of a Holder delivered to the Company, the Company will notify each other Holder of such request within three (3) days after the receipt of such request. Each of such other Holders shall have three (3) days after receipt of such notice from the Company to request that all or any portion of its Registrable Securities be included in such registration. After the expiration of all such request and notice periods under this Section, the Company will use all reasonable efforts to cause the registration of all Registrable Securities on Form S-2 or such successor form or Form S-3

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     or such successor form to the extent requested by such Holders.

          (c) Any registration statement filed pursuant to this Section may include other securities of the Company, with respect to which "piggyback" registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that any Cutback shall be dealt with in the same manner as provided in Section 1.1.

     Section 1.4 Registrable Securities. For the purposes of this Section 1, the term "Registrable Securities" shall mean any shares of voting Common Stock issuable to a Holder upon exercise of the Warrant, any shares of Common Stock issued to a Holder as a dividend on the Warrant Shares, and any other shares of Common Stock distributable on, with respect to, or in substitution for such Registrable Securities, including those which have been transferred as permitted under this Agreement, except for those that have been sold or transferred pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act.

     Section 1.5 Procedure for Registration. Whenever the Company is required under this Agreement to register Common Stock, it agrees do the following:

          (a) Use all reasonable efforts to prepare, as soon as is feasible, for filing with the Securities and Exchange Commission a registration statement and such amendments and supplements to said registration statement and the prospectus as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act for the period necessary to complete the proposed public offering;

          (b) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public offering of its Registrable Securities;

          (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling holders, if any; and

          (d) Use all reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holder may reasonably request, although the Company will not have to register in any states that require it to qualify to do business or subject itself to general service of process, and for a registration under Section 1.2. The Company will not be required to register in more states than are necessary to permit the sale of the securities.

     Section 1.6.  Indemnification.

          (a) Subject to applicable law, the Company will indemnify each Holder and each person controlling such Holder against all claims, losses, damages and liabilities, including legal

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and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or any omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make the statements not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation.

          (b) Subject to applicable law, each Holder will indemnify the Company, and each person controlling the Company, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or required to be stated in the registration statement or necessary to make the statements contained therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit furnished in writing by such Holder to the Company specifically for inclusion in such registration statement. In no event shall the liability of such Holder under this paragraph be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Common Stock pursuant to the registration statement giving rise to such indemnification obligation.

     Section 1.7 Transfer of Registration Rights. The registration rights of a Holder under Section 1 may be transferred to any transferee of Registrable Securities. Any such transferee will be deemed to be a Holder for purposes of this Agreement, and as a condition precedent to transfer, such transferee must agree to be bound by the terms of this Agreement.

     Section 1.8 Obligations of a Holder and Others in a Registration. Each Holder agrees to timely furnish such information regarding such person and the securities sought to be registered and to take such other action as the Company may reasonably request, including the entering into of agreements and the providing of documents, in connection with the registration or qualification of such securities and/or the compliance of such registration statement with all applicable laws. Each Holder severally agrees that, in connection with any offering undertaken pursuant to Section 1.2 or Section 1.3, the Company shall have the right to, if it deems an underwriter or underwriters necessary or appropriate, designate such underwriter(s); provided, however, that if the Company does not within sixty (60) days from the date of the last written notice of the Holder(s) delivered pursuant to Section 1.2 or Section 1.3, as the case may be, designate such underwriter(s) in writing to the Holder(s), the Holder(s) shall have the right to designate their own underwriter(s). If the registration involves an underwriter, each Holder agrees, upon the request of such underwriter, not to sell any unregistered securities of the Company for a period of one hundred eighty (180) days following the effective date of the registration statement for such offering and to enter into an underwriting agreement with such underwriters containing usual and customary terms and provisions.

     Section 1.9 Limitations on Subsequent Registration Rights. The Company will not, without the prior written consent of Investor, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to make a demand registration which could result in such registration

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statement being declared effective prior to the 180th day subsequent to the effective date of any registration effective pursuant to Section 1.2 or Section
1.3. If the Company grants any subsequent registration rights more favorable than the registration rights granted to Investor in this Section, the Company will also grant the more favorable registration rights to Investor.

     Section 1.10 Expenses of Registration. All expenses incurred in connection with registrations pursuant to this Agreement, including, without limitation, all registration, federal and state filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the Holders and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities being sold by any Holders.


                                   ARTICLE II

                        BOARD OF DIRECTOR REPRESENTATIVE

     At the election of Investor or Geneva Associates, L.L.C. ("Geneva"), for a period of six (6) years from the date hereof, the Company shall elect a representative of Investor or Geneva Associates, L.L.C. ("Geneva"), to the Company's Board of Directors as soon as possible after the date hereof. Until such time, Investor and Geneva shall have Board of Director visitation rights which will entitle it to participation in (and receive copies of all materials distributed at) all meetings of the Board of Directors and any committees thereof.

                                  ARTICLE III

                                 MISCELLANEOUS

     Section 3.1  Modification of Agreement, Sale of Interest.

     (a) This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Investor and the Company. The Company may not sell, assign or transfer this Agreement, or the Warrant, or any portion thereof, including, without limitation, any of the Company's rights, titles, interests, remedies, powers, obligations and/or duties hereunder or thereunder. Investor may, subject to the provisions of the Section 3.1(b) below, assign, transfer or otherwise dispose of, at any time or times hereafter, this Agreement or the Warrant, or any portion hereof or thereof, including, without limitation, such party's rights, title, interest, remedies, powers, and/or duties hereunder or thereunder, and such transferee or assignee must agree to be bound by the terms and conditions of this Agreement. This Agreement and Warrant shall be binding upon and inure to the benefit of the successors and permitted assigns of Investor.

     (b) Anything to the contrary in this Agreement notwithstanding, if Investor has assigned any of its rights as permitted hereunder, the rights of Investor, including the right to

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grant any consent or waiver or to enter into any amendment to this Agreement may be exercised only by the holders of the majority in interest of the Warrant Shares issued or issuable under the Warrant and such action taken by such majority shall be binding on all others, including Investor and its successors and permitted assigns. Investor will give notice to Borrower of any such assignment within a reasonable period thereafter.

     Section 3.2 Expenses and Attorney's Fees. If, at any time or times, whether prior or subsequent to the date hereof, Investor employs counsel for advice or other representation or incurs reasonable legal and/or other costs and expenses in connection with:

     (a) the negotiation, preparation or execution of this Agreement or any amendment of or modification of this Agreement;

     (b) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Investor, the Company or any other person) in any way relating to this Agreement or the Warrant, unless a court of competent jurisdiction finds in favor of the Company as the prevailing party, and awards court costs and attorneys' fees to the such prevailing party; or

     (c) any attempt to enforce any rights of Investor or any participant against the Company or any other person that may be obligated to Investor by virtue of this Agreement or the Warrant in accordance with the terms of this Agreement;

then, in any such event, the reasonable attorneys' fees arising from such services and all reasonable expenses, costs, charges, and fees of counsel or of Investor in any way or respect arising in connection with or relating to any of the events or actions described in this subsection shall be payable on demand by the Company, to Investor.

     Section 3.3 Waiver by Investor. Investor's failure, at any time or times hereafter, to require strict performance by the Company of any provision of this Agreement or the Warrant shall not waive, affect or diminish any right of Investor thereafter to demand strict compliance and performance therewith. None of the undertakings, agreements, warranties, covenants and representations of the Company or any of its Subsidiaries contained in this Agreement, the Warrant, or the other Documents shall be deemed to have been suspended or waived by Investor, unless such suspension or waiver is by an instrument in writing signed by an officer of Investor and specifying such suspension or waiver.

     Section 3.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 3.5 Parties. This Agreement, the Warrant and the Other Agreements shall be binding upon and inure to the benefit of the successors and permitted assigns of Borrower, each of its Subsidiaries, the Company and Investor.

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     Section 3.6  Entire Agreement; Conflict of Terms.  This Agreement, the
Warrant and the other Documents constitute the entire agreement of the parties with respect to the Warrant and may not be modified or supplemented by any prior or contemporaneous oral understanding.

     Section 3.7 Equitable Relief. The Company recognized that, in the event the Company fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Investor, therefore, the Company agrees that Investor, if Investor so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 3.8 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial and Service of Process. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AT TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE, AND THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 3.9 BELOW. THE COMPANY WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION
3.8 SHALL AFFECT THE RIGHT OF INVESTOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF INVESTOR TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER, ANY OF ITS SUBSIDIARIES AND/OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH PARTY MAINTAINS OFFICES OR HAS PROPERTY.

     Section 3.9 Notices. All notices, requests, consents, approvals or demands to or upon the respective parties hereto shall be given or made as follows:

     If to Investor, at:  Main Street Merchant Partners II, L.P.
                          Post Oak Blvd., Suite 800
                          Houston, Texas 77056
                          Telephone: 713-350-6000
                          Facsimile: 713-350-6001

     with a copy to:      Hutcheson & Grundy
                          1200 Smith Street,   Suite 3300
                          Houston, Texas 77002
                          Attn: Ms. Lisa Mellencamp
                          Telephone: 713-951-2800

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                         Facsimile: 713-951-2925

     If to the Company:  Boots & Coots International Well Control, Inc.



     with a copy to:



     Unless otherwise specified herein, all such notices, requests, consents, approvals and demands given or made in connection with the terms and provisions of this Agreement shall be deemed to have been given or made when personally delivered, or, if mailed, upon the earlier of actual receipt by the addressee or three (3) days after sent by registered or certified mail, postage prepaid, or, in the case of overnight courier service (which may be utilized hereunder), when delivered by the overnight courier company to the respective address specified above, or, in the case of telecopy or facsimile transmission (which may be utilized hereunder), within the first business hour (9:00 a.m. to 5:00 p.m., local time for the recipient, on any Business Day) after receipt by the respective addressee. Any party may change the address or transmission number to which notices shall be directed hereunder by giving ten (10) days written notice of such change to the other parties.

     Section 3.10 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 3.11 Defined Terms. Capitalized terms, when used herein, shall have the meanings set forth in the Note Purchase Agreement.

     Section 3.12 Indemnification. The Company hereby agrees to pay, indemnify and hold Investor and its partners, directors, officers, agents, employees and attorneys harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance or administration of this Agreement, including all expenses of litigation, court costs and attorneys' fees reasonably incurred, for any and all claims, losses, damages, causes of action, suits and liability of any kind arising out of or in connection with this Agreement, regardless of whether such claims, losses damages, causes of action, suits or liability of any other kind are caused in whole or in part by the negligence of Investor, but excluding any and all obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements directly or indirectly, arising out of, or arising out of the failure by Investor to properly comply with any law, regulation or rule imposed on Investor by any state or federal regulatory agency or department. It is the express intention of the parties hereto that the

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indemnity provided for in this paragraph is an indemnity by the Company to indemnify and protect Investor from the consequences of Investor's own negligence, whether that negligence is the sole or concurring cause of any claim, loss, damage, cause of action, suit or liability of any other kind, except for any claim, loss, damage, cause of action, suit or liability of any other kind arising out of, or directly or indirectly caused by, the gross negligence or wilful misconduct of Investor.

     Section 3.13 Counterparts. This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. A facsimile or photocopy of an executed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     Section 3.14 Legal Compliance. The parties acknowledge that this Agreement and the Warrant are being given as part of a "Qualified Commercial Loan" pursuant to Vernon's Texas Civil Statutes, Article 5069 - Chapter 1.H, and as such the Warrant and rights under this Agreement will not constitute "interest" for any purpose, including under the Note Purchase Agreement.

     IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered as of the day and year specified at the beginning hereof.


                         MAIN STREET MERCHANT PARTNERS II, L.P.


                         By: _____________________________________
                         Name:  Vince D. Foster
                         Title: Managing Director


                         BOOTS & COOTS INTERNATIONAL WELL
                         CONTROL, INC.


                         By: _______________________________________
                         Name: _____________________________________
                         Title: ____________________________________

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